                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 ---------------



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                     Date of report (Date of earliest event
                                   reported):

                                NOVEMBER 29, 2001


                         WESTPORT RESOURCES CORPORATION
               (Exact Name of Registrant as Specified in Charter)


          NEVADA                       001-14256               13-3869719
(State or Other Jurisdiction          (Commission             (IRS Employer
      of Incorporation)               File Number)          Identification No.)


                             410 SEVENTEENTH STREET
                                   SUITE 2300
                             DENVER, COLORADO 80202
              (Address and Zip Code of Principal Executive Offices)


                                 (303) 573-5404
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

         On November 28, 2001, Westport Resources Corporation, a Nevada corporation (the "Company"), declared the fourth quarter 2001 dividend of $0.40625 per share per quarter on the 6.5% Preferred Stock of the Company, payable December 17, 2001 to shareholders of record as of December 7, 2001. The press release announcing the fourth quarter 2001 dividend is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    (a)  Financial Statements of business acquired.

         None.

    (b)  Pro Forma Financial Information.

         None.

    (c)  Exhibits.

         The following exhibit is filed herewith:

             EXHIBIT
              NUMBER                EXHIBIT
              99.1 Press release dated November 28, 2001 entitled "Westport Declares Fourth Quarter Dividend on 6.5% Convertible Preferred Stock."




                            [SIGNATURE PAGE FOLLOWS]

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    WESTPORT RESOURCES CORPORATION

Date: November 29, 2001             By:     /s/ Howard L. Boigon
                                            -----------------------------------
                                    Name:   Howard L. Boigon
                                    Title:  Vice President, General Counsel and
                                            Secretary

                                  EXHIBIT INDEX

                EXHIBIT
                 NUMBER                      EXHIBIT
                -------                      -------
                 99.1*        Press release dated November 28, 2001 entitled
                              "Westport Declares Fourth Quarter Dividend on
                              6.5% Convertible Preferred Stock."

                 *Filed herewith.